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                 SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):
August 27, 1997


                   United Security Bancorporation
         (Exact Name of Registrant as Specified in Charter)


          Washington           0-18561            91-1259511
          ----------           -------            ----------
(State or other jurisdiction   (Commission        (IRS
Employer Identi-
        of incorporation)       File Number)       fication
Number)

       9506 North Newport Highway, Spokane, Washington 99218-
1200
       -----------------------------------------------------
-----
            (Address of principal executive offices/Zip
Code)

   Registrant's telephone number, including area code:
(509) 467-6949
   ---------------------------------------------------------
----------

                       Item 5.  Other Events

On August 27, 1997 United Security Bancorporation announced it has signed a definitive agreement to acquire closely-held
Community Bancorporation and its wholly-owned subsidiary, Bank of Pullman. The press release is enclosed as an exhibit.

99.     Press release dated August 27, 1997, issued by
United Security
        Bancorporation.

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                       EXHIBIT INDEX

Exhibit No.              Title
-----------              -----

99.                      Press release dated August 27,
1997,
                         issued by United Security
Bancorporation

SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 27, 1997

                         UNITED SECURITY BANCORPORATION

                         By:  /s/ Chad Galloway
                         ------------------------------
                         Name:    Chad Galloway
                         Title:   Vice President and
                                  Chief Financial Officer



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